UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 3, 2017

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21467 (Commission File Number)	41-2170618 (IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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EXPLANATORY NOTE

As reported in the Current Report on Form 8-K filed by Pacific Ethanol, Inc. (the “Company”) on July 5, 2017 (the “Initial Form 8-K”), effective July 3, 2017, the Company completed its previously announced acquisition of Illinois Corn Processing, LLC. The Company is filing this Amendment No. 1 to the Initial Form 8-K (“Amendment No. 1”) to amend and restate in its entirety Item 9.01 in the Initial Form 8-K to provide the financial statements and pro forma information required by Item 9.01 of Form 8-K that were omitted from the Initial Form 8-K as permitted.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

The audited balance sheets of Illinois Corn Processing, LLC as of December 31, 2016 and 2015, and the related audited statements of comprehensive income, changes in members’ equity and cash flows for the years then ended, the related notes to such audited financial statements and the related independent auditor’s report are attached as Exhibit 99.1 to this Amendment No. 1.

The audited balance sheets of Illinois Corn Processing, LLC as of December 31, 2015 and 2014, and the related audited statements of comprehensive income, changes in members’ equity and cash flows for the years then ended, the related notes to such audited financial statements and the related independent auditor’s report are attached as Exhibit 99.2 to this Amendment No. 1.

The unaudited condensed balance sheet of Illinois Corn Processing, LLC as of March 31, 2017, and the related unaudited condensed statements of comprehensive income and cash flows for the three months ended March 31, 2017 and 2016, and the related notes thereto are attached as Exhibit 99.3 to this Amendment No. 1.

(b)       Pro Forma Financial Information.

The following pro forma financial information is attached as Exhibit 99.4 to this Amendment No. 1:

•	Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2017;

•	Unaudited Pro Forma Combined Condensed Statement of Operations for the three months ended March 31, 2017; and

•	Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2016.

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(d)       Exhibits.

Number	Description (#)

2.1	Agreement and Plan of Merger, dated June 26, 2017, by and among Pacific Ethanol Central, LLC, ICP Merger Sub, LLC, Illinois Corn Processing, LLC, Illinois Corn Processing Holdings Inc., and MGPI Processing, Inc. (1)

10.1	Note Purchase Agreement, dated June 26, 2017, by and among Pacific Ethanol, Inc. and the Investors (1)

10.2	Consent of Holders and Amendment of Senior Secured Notes, dated June 26, 2017, by and among the Investors and the other holders identified therein (1)

10.3	Form of Senior Note for an aggregate principal amount of $13,948,078 issued on June 30, 2017 pursuant to the Note Purchase Agreement, dated June 26, 2017, by and among Pacific Ethanol, Inc. and the investors party thereto (2)

10.4	Security Agreement, dated December 15, 2016, by and among Pacific Ethanol, Inc., Cortland Capital Market Services LLC and the holders of Pacific Ethanol, Inc.’s Prior Senior Notes (3)

10.5	First Amendment to Security Agreement, dated June 30, 2017, by and among Pacific Ethanol, Inc., Cortland Capital Market Services LLC and the holders of Pacific Ethanol, Inc.’s Senior Notes and Prior Senior Notes (2)

10.6	Promissory Note issued to Illinois Corn Processing Holdings Inc. on July 3, 2017 (2)

10.7	Promissory Note issued to MGPI Processing, Inc. on July 3, 2017 (2)

23.1	Consent of Ernst & Young LLP, independent auditors for Illinois Corn Processing, LLC (*)

99.1	Audited balance sheets of Illinois Corn Processing, LLC as of December 31, 2016 and 2015, and the related audited statements of comprehensive income, changes in members’ equity and cash flows for the years then ended, the related notes thereto and the related independent auditor’s report (*)

99.2	Audited balance sheets of Illinois Corn Processing, LLC as of December 31, 2015 and 2014, and the related audited statements of comprehensive income, changes in members’ equity and cash flows for the years then ended, the related notes thereto and the related independent auditor’s report (*)

99.3	Unaudited condensed balance sheet of Illinois Corn Processing, LLC as of March 31, 2017, and the related unaudited condensed statements of comprehensive income and cash flows for the three months ended March 31, 2017 and 2016 and the related notes thereto (*)

99.4	Pro Forma Financial Information listed in Item 9.01(b) (*)

(*)	Filed herewith.
(#)	All of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.
(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2017 and incorporated herein by reference. The Agreement and Plan of Merger filed as Exhibit 2.1 omits certain exhibits and the disclosure schedules to the Agreement and Plan of Merger pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The Company agrees to furnish on a supplemental basis a copy of the omitted exhibits and schedules to the Securities and Exchange Commission upon request.

(2)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2017.
(3)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2017	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel & Secretary

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EXHIBITS FILED WITH THIS REPORT

Number	Description

23.1	Consent of Ernst & Young LLP, independent auditors for Illinois Corn Processing LLC

99.1	Audited balance sheets of Illinois Corn Processing, LLC as of December 31, 2016 and 2015, and the related audited statements of comprehensive income, changes in members’ equity and cash flows for the years then ended, the related notes thereto and the independent auditor’s report

99.2	Audited balance sheets of Illinois Corn Processing, LLC as of December 31, 2015 and 2014, and the related audited statements of comprehensive income, changes in members’ equity and cash flows for the years then ended, the related notes thereto and the independent auditor’s report

99.3	Unaudited condensed balance sheets of Illinois Corn Processing, LLC as of March 31, 2017, and the related unaudited condensed statements of comprehensive income and cash flows for the three months ended March 31, 2017 and 2016 and the related notes thereto

99.4	Pro Forma Financial Information listed in Item 9.01(b)

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